                                                                    Exhibit 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                                   AT&T Corp.
               (Exact name of obligor as specified in its charter)

New York                                                     13-4294710
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


900 Routes 202/206 North
Bedminster, New Jersey                                       07921
(Address of principal executive offices)                     (Zip code)

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                           ---------------------------


                          % Notes Due March 15, 2004
                          % Notes Due April 1, 2004
                % Medium-Term Notes, Series A Due May 15, 2025
                % Medium-Term Notes, Series A Due May 15, 2025
                           % Notes Due March 15, 20
                   FRN Medium-Term Notes, Series A Due 2054
               7.00% Broadband Exchange Notes Due May 15, 2005
               7.50% Broadband Exchange Notes Due June 1, 2006
               7.75% Broadband Exchange Notes Due March 1, 2007
              6.00% Broadband Exchange Notes Due March 15, 2009
             8.125% Broadband Exchange Notes Due January 15, 2022
              8.125% Broadband Exchange Notes Due July 15, 2024
             8.35% Broadband Exchange Notes Due January 15, 2025
             8.625% Broadband Exchange Notes Due December 1, 2031
                     (Title of the indenture securities)


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                                     - 2 -
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1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


                  Name                                             Address
                  ----                                             -------
      Superintendent of Banks of the State of        2 Rector Street, New York, N.Y.
      New York                                       10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York               33 Liberty Plaza, New York, N.Y.
                                                     10045

      Federal Deposit Insurance Corporation          Washington, D.C.  20429

      New York Clearing House Association            New York, New York   10005

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)


                                     - 3 -
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      7.    A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                     - 4 -
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                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 18th day of September, 2002.

                                            THE BANK OF NEW YORK


                                            By: /S/    MARY LAGUMINA
                                                --------------------
                                                Name:  MARY LAGUMINA
                                                Title: VICE PRESIDENT

                                                                       EXHIBIT 7


                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                 Dollar Amounts
                                                                                   In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin                              $  2,850,111
   Interest-bearing balances                                                          6,917,898
Securities:
   Held-to-maturity securities                                                        1,201,319
   Available-for-sale securities                                                     13,227,788
Federal funds sold in domestic offices                                                1,748,562
Securities purchased under agreements to resell                                         808,241
Loans and lease financing receivables:
   Loans and leases held for sale                                                       974,505
   Loans and leases, net of unearned income                                          36,544,957
   LESS: Allowance for loan and lease losses                                            578,710
   Loans and leases, net of unearned income and allowance                            35,966,247
Trading Assets                                                                        6,292,280
Premises and fixed assets (including capitalized leases)                                860,071
Other real estate owned                                                                     660
Investments in unconsolidated subsidiaries and associated companies                     272,214
Customers' liability to this bank on acceptances outstanding                            467,259
Intangible assets
   Goodwill                                                                           1,804,922
   Other intangible assets                                                               70,679
Other assets                                                                          4,639,158
                                                                                   ------------

Total assets                                                                       $ 78,101,914
                                                                                   ============

LIABILITIES
Deposits:
   In domestic offices                                                             $ 29,456,619
   Noninterest-bearing                                                               11,393,028
   Interest-bearing                                                                  18,063,591
   In foreign offices, Edge and Agreement subsidiaries, and IBFs                     26,667,608
   Noninterest-bearing                                                                  297,347
   Interest-bearing                                                                  26,370,261
Federal funds purchased in domestic offices                                           1,422,522
Securities sold under agreements to repurchase                                          466,965
Trading liabilities                                                                   2,946,403
Other borrowed money:
   (includes mortgage indebtedness and obligations under capitalized leases)          1,844,526
Bank's liability on acceptances executed and outstanding                                469,319
Subordinated notes and debentures                                                     1,840,000
Other liabilities                                                                     5,998,479
                                                                                   ------------
Total liabilities                                                                  $ 71,112,441
                                                                                   ============

Minority interest in consolidated subsidiaries                                          500,154

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus                                                                                    0
Common stock                                                                          1,135,284
Surplus                                                                               1,055,509
Retained earnings                                                                     4,244,963
Accumulated other comprehensive income                                                  (53,563)
Other equity capital components                                                               0
                                                                                   ------------
Total equity capital                                                                  6,489,319
                                                                                   ------------
Total liabilities minority interest and equity capital                             $ 78,101,914
                                                                                   ============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                    Thomas J. Mastro,
                                Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement or resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                       Directors
Alan R. Griffith